                                                                    EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

            I, TOM LAM, President and Chief Executive Officer (principal executive officer) of Auto--Q International, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended December 30, 2002 of the Registrant (the "Report"):

            (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and


            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



     /s/ Tom Lam
--------------------------
Name:    Tom Lam
Date:    February 19, 2003


                                  Exhibit 99.1